UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 2, 2003

SILICON IMAGE, INC.
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-26887	77-0396307
(Commission File Number)	(IRS Employer Identification No.)

1060 East Arques Ave., Sunnyvale, CA	94085
(Address of principal executive offices)	(Zip Code)

(408) 616-4000

(Registrant’s telephone number)

(Former name or former address, if changed since last report)

ITEM 7.                                 FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

99.01	Press release dated October 2, 2003, revising the Registrant’s financial outlook for the quarter ended September 30, 2003.

99.02

Transcript, dated October 2, 2003,  of the Registrant’s conference call and the questions and answers session immediately following, discussing the revision to the Registrant’s financial outlook for the quarter ended September 30, 2003.

ITEM 12.       RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information contained in this Item 12 and the exhibits hereto, are being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of, or otherwise regarded as filed under, the Securities and Exchange Act of 1934, as amended.  The information contained in this report shall not be incorporated by reference into any filing of Silicon Image with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

On October 2, 2003, Silicon Image issued a press release revising its financial outlook for the quarter ended September 30, 2003, a copy of which is attached hereto as Exhibit 99.01.  Also on October 2, 2003, Silicon Image discussed the revision to its financial outlook for the quarter ended September 30, 2003 in a conference call with investors and analysts.  The conference call was pre-announced and was available to the public through live teleconference, which was available through audio replay until October 7, 2003.  A copy of the transcript of the call including the questions and answers session immediately following the call is attached hereto as Exhibit 99.02.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2003		SILICON IMAGE, INC.

	By:	/s/ Robert G. Gargus
Robert G. Gargus
Chief Financial Officer

Exhibit List

Exhibit No.	Exhibit Title

99.01	Press release dated October 2, 2003, revising Registrant’s financial outlook for the quarter ended September 30, 2003.

99.02

Transcript, dated October 2, 2003, of Registrant’s conference call and the questions and answers session immediately following, discussing the revision to the Registrant’s financial outlook for the quarter ended September 30, 2003.